UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

THERMOGENESIS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 858-5100

(Former Name or Former Address, if Changed Since Last Report)

N/A
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	THMO	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 3.01.          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 19, 2024, ThermoGenesis Holdings, Inc. (the “Company”) received a notice (the “Nasdaq Notice”) from The Nasdaq Stock Market (“Nasdaq”) that the Company’s stockholders’ equity as reported on its Form 10-K for the year ended December 31, 2023, does not comply with Nasdaq’s Listing Rule 5550(b)(1) that requires the Company to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing. Additionally, as of the date of the report, the Company did not meet the alternatives of market value of listed securities or net income from continuing operations under Nasdaq Listing Rules.

On June 6, 2024, the Company received an additional notice (the “Determination Notice”) from Nasdaq’s Staff (the “Staff”) notifying the Company that the Staff denied the Company’s request for continued listing on Nasdaq as they determined that the Company did not provide a definitive plan evidencing its ability to achieve near term compliance with the continued listing requirements or sustain the compliance over an extended period of time.  The Determination Notice stated that trading of the Company’s common stock will be suspended at the opening of business on June 17, 2024 (the “Nasdaq Delisting Date”), and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from being listed on Nasdaq.

The Determination Letter informed the Company that it may appeal the Staff’s decision to a Hearings Panel.  The Company may request either an oral hearing or a hearing based on written submissions for a fee of $20,000.  If the Company chooses to appeal, the request must be received by Nasdaq no later than 4:00 p.m. Eastern Time on June 13, 2024.  The Company is reviewing its options, but currently does not intend to appeal.  If the Company doesn’t appeal, its common stock is expected to begin trading on the Over-the-Counter Market (“OTC”) after the Nasdaq Delisting Date and obtaining approval from FINRA.  However, there are no assurances that trading of the Company’s common stock on the OTC will commence promptly, or at all, or will be maintained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS HOLDINGS, INC.
(Registrant)

Dated: June 11, 2024	/s/ Jeffery Cauble
Jeffery Cauble Chief Financial Officer